Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Bond Fund
- BNY Mellon Intermediate Bond Fund
- BNY Mellon Balanced Fund

On July 7, 2010, BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Balanced Fund (collectively, the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), purchased $3,170,000, $2,095,000 and $295,000, respectively, of Time Warner Inc. 3.15% corporate bonds due 7/15/2015 - Rated: BAA2/BBB/BBB, CUSIP No.: 887317AJ4 (the "Bonds") at a purchase price of $99.881 per unit. The Bonds were purchased from Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., members of the underwriting syndicate offering the Bonds, from their accounts. BNY Mellon Capital Markets, LLC, an affiliate of the Funds' investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds' purchase of the Bonds. The following is a list of the syndicate's primary members:

Barclays Capital Inc.
Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
Wells Fargo Securities, LLC
Banc of America Securities LLC
BNP Paribas Securities Corp.
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
RBS Securities Inc.
BNY Mellon Capital Markets, LLC
Credit Agricole Securities (USA) Inc.
The Williams Capital Group, L.P.
Credit Suisse Securities (USA) LLC
Daiwa Securities America Inc.
Lloyds TSB Bank plc
Mitsubishi UFJ Securities (USA), Inc.
Mizuho Securities USA Inc.
Samuel A. Ramirez & Company, Inc.
Santander Investment Securities Inc.
Scotia Capital (USA) Inc.
Svenska Handelsbanken AB (publ)
UBS Securities LLC

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Funds' purchase of the Bonds as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on December 7, 2010.

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: 10114926000 - BNY MELLON BOND FUND
2. Anticipated Purchase Date: 7/7/10
3. Total Net Assets of Account/Fund: $1.470B
4. Type and Description of Security to be Purchased: TIME WARNER INC 3.15% 7/15/15
5. Credit Rating of Security (Rating/Rating Agency: BAA2/BBB/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction: BARCLAYS/CITI/JPM
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $1B
9. CUSIP: 887317AJ4
10. Amount Purchased by Account/Fund: 3.170M par
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .317%
12. Amount Purchased as a Percentage of Account/Fund Assets: .216%
13. Purchase Price of Securities (if at par, so state): 99.881
14. Commission/Spread Received by Principal Underwriters: .350
15. Yield (as applicable): 3.176%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 3.176%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)________; BNY Mellon, NA (Wealth Management)___; Other___X____

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive________ Signature [signature] Date 8/12/10

AND

LOB CIO/Designate Name (Print) John Flahive________ Signature [signature] Date 8/12/10

AND

Chief Compliance Officer Name (Print) Katherine Cain________ Signature [signature] Date 8/12/10

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: 10114927000 - BNY MELLON INTERMEDIATE FUND
2. Anticipated Purchase Date: 7/7/10
3. Total Net Assets of Account/Fund: $988M
4. Type and Description of Security to be Purchased: TIME WARNER INC 3.15% 7/15/15
5. Credit Rating of Security (Rating/Rating Agency: BAA2/BBB/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction: BARCLAYS/CITI/JPM
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $1B
9. CUSIP: 887317AJ4
10. Amount Purchased by Account/Fund: 2,095M par
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .210%
12. Amount Purchased as a Percentage of Account/Fund Assets: .212%
13. Purchase Price of Securities (if at par, so state): 99.881
14. Commission/Spread Received by Principal Underwriters: .350
15. Yield (as applicable): 3.176%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 3.176%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)__; Other___X____

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The advisor has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive________ Signature [signature] Date 8/12/10

AND

LOB CIO/Designate Name (Print) John Flahive________ Signature [signature] Date 8/12/10

AND

Chief Compliance Officer Name (Print) Katherine Cain________ Signature [signature] Date 8/12/10

EXHIBIT B
PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: 10114921000 - BNY MELLON BALANCED FUND
2. Anticipated Purchase Date: 7/7/10
3. Total Net Assets of Account/Fund: $346M
4. Type and Description of Security to be Purchased: TIME WARNER INC 3.15% 7/15/15
5. Credit Rating of Security (Rating/Rating Agency: BAA2/BBB/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction: BARCLAYS/CITI/JPM
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $1B
9. CUSIP: 887317AJ4
10. Amount Purchased by Account/Fund: 295 par
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .030%
12. Amount Purchased as a Percentage of Account/Fund Assets: ..085%
13. Purchase Price of Securities (if at par, so state): 99.881
14. Commission/Spread Received by Principal Underwriters: .350
15. Yield (as applicable): 3.176%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 3.176%

    The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)__; Other___X____

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. Per **Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive________ Signature [signature] Date 8/12/10
AND
LOB CIO/Designate Name (Print) John Flahive________ Signature [signature] Date 8/12/10
AND
Chief Compliance Officer Name (Print) Katherine Cain________ Signature [signature] Date 8/12/10

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Bond Fund
- BNY Mellon Balanced Fund

On July 12, 2010, BNY Mellon Bond Fund and BNY Mellon Balanced Fund (together, the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), purchased $2,750,000 and $250,000, respectively, of Oracle Corp. 3.875% corporate bonds due 7/15/2020 - Rated: A2/A/A, CUSIP No.: 68389XAJ4 (the "Bonds") at a purchase price of $99.779 per unit. The Bonds were purchased from Banc of America Securities LLC, BNP Paribas Securities Corp. and J.P. Morgan Securities Inc., members of the underwriting syndicate offering the Bonds, from their accounts. BNY Mellon Capital Markets, LLC, an affiliate of the Funds' investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds' purchase of the Bonds. The following is a list of the syndicate's primary members:

Banc of America Securities LLC	RBS Securities, Inc.
BNP Paribas Securities Corp	Wells Fargo Securities, LLC
J.P. Morgan Securities Inc.	Credit Suisse Securities (USA) LLC
Citigroup Global Markets Inc.	HSBC Securities (USA) Inc.
Mitsubishi UFJ Securities (USA), Inc.	SG Americas Securities, LLC
Morgan Stanley & Co. Incorporated	BNY Mellon Capital Markets, LLC
RBC Capital Markets Corporation	U.S. Bancorp Investments, Inc.

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Funds' purchase of the Bonds as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on December 7, 2010.

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: 10114926000 - BNY MELLON BOND FUND
2. Anticipated Purchase Date: 7/12/10
3. Total Net Assets of Account/Fund: $1.47B
4. Type and Description of Security to be Purchased: ORACLE CORP 3.875% 7/15/20
5. Credit Rating of Security (Rating/Rating Agency: A2/A/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: BAML, BNP, JPM
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $1B
9. CUSIP: 68389XAJ4
10. Amount Purchased by Account/Fund: 2,750,000 par
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .275%
12. Amount Purchased as a Percentage of Account/Fund Assets: .19%
13. Purchase Price of Securities (if at par, so state): 99.779
14. Commission/Spread Received by Principal Underwriters: .60
15. Yield (as applicable): 3.90%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 3.90%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)__; Other___X____

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive________ Signature [signature] Date 8/12/10

AND

LOB CIO/Designate Name (Print) John Flahive________ Signature [signature] Date 8/12/10

AND

Chief Compliance Officer Name (Print) Katherine Cain ______Signature [signature] Date 8/12/10

EXHIBIT B
PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: 10114921000 - BNY MELLON BALANCED FUND
2. Anticipated Purchase Date: 7/12/10
3. Total Net Assets of Account/Fund: $346M
4. Type and Description of Security to be Purchased: ORACLE CORP 3.875% 7/15/20
5. Credit Rating of Security (Rating/Rating Agency: A2/A/A
6. Name of Underwriting Syndicate Dealer Effecting Transaction: BAML, BNP, JPM
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $1B
9. CUSIP: 68389XAJ4
10. Amount Purchased by Account/Fund: 250,000 par
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: ..025%
12. Amount Purchased as a Percentage of Account/Fund Assets: .07%
13. Purchase Price of Securities (if at par, so state): 99.779
14. Commission/Spread Received by Principal Underwriters: .60
15. Yield (as applicable): 3.90%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 3.90%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)__; Other___X____

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive_________ Signature [signature] Date 8/12/10
AND
LOB CIO/Designate Name (Print) John Flahive_________ Signature [signature] Date 8/12/10
AND
Chief Compliance Officer Name (Print) Katherine Cain _______Signature [signature] Date 8/12/10

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Income Stock Fund

On August 3, 2010, BNY Mellon Income Stock Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $96,180 of MetLife Common Stock, CUSIP No.: 59156R108 (the "Stock") at a purchase price of $42.00 per unit. The Stock was purchased from Deutsche Bank Securities, a member of the underwriting syndicate offering the Stock, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund's purchase of the Stock. The following is a list of the syndicate's primary members:

BofA Merrill Lynch
Deutsche Bank Securities
UBS Investment Bank
Sanford C. Bernstein
Stern Agee
RBS
Cowen and Company
Dowling & Partners Securities, LLC
Scotia Capital
The Williams Capital Group, L.P.
COMMERZBANK
Raymond James
Loop Capital Markets
Cabrera Capital Markets, LLC
Siebert Capital Markets
CastleOak Securities, LP
Toussaint Capital Partners, LLC
Credit Suisse
HSBC
Wells Fargo Securities
Macquarie Capital
BNP Paribas
Societe Generale
Daiwa Capital Markets
PNC Capital Markets LLC
UCI Capital Markets
BNY Mellon Capital Markets, LLC
Mitsubishi UFJ Securities
Santander Securities
Blaylock Robert Van, LLC
Guzman & Company
Ramirez & Co., Inc.
MFR Securities, Inc.

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the Stock as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on December 7, 2010.

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3

1. Account/Fund Name: BNY Mellon Income Stock Fund
2. Anticipated Purchase Date: 8/3/10
3. Total Net Assets of Account/Fund:$ 101,710,507.73
4. Type and Description of Security to be Purchased: Metlife (MET)
5. Credit Rating of Security (Rating/Rating Agency): n/a
6. Name of Underwriting Syndicate Dealer Effecting Transaction: Deutsche Bank Securities
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets
8. Issue Size: 3,150,000,000
9. CUSIP: 59156R108
10. Amount Purchased by Account/Fund: $96,180
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .0000%
12. Amount Purchased as a Percentage of Account/Fund Assets: .095%
13. Purchase Price of Securities (if at par, so state): $42
14. Commission/Spread Received by Principal Underwriters: $0.648 per share
15. Yield (as applicable): n/a
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase n/a
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Dreyfus x ;

Mutual Fund Purchases Only:
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box x if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **The Boston Company Asset Management, LLC**

AND
LOB Portfolio Manager Name (Print): Brian Ferguson Signature:________________ Date: 10/12/10

AND
LOB/CIO/COO Name (Print): John Truschel Signature:________________ Date: 10/12/10

AND
Chief Compliance Officer Name (Print): Jennifer Cassedy Signature:________________ Date: 10/12/10

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Bond Fund

On August 17, 2010, BNY Mellon Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $1,000,000 of RBS 5.625% senior notes due 8/24/2020 - Rated: Aa3/A+/AA-, CUSIP No.: 78010XAE1 (the "Notes") at a purchase price of $99.947 per unit. The Notes were purchased from RBS, a member of the underwriting syndicate offering the Notes, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund's purchase of the Notes. The following is a list of the syndicate's primary members:

RBS Securities Inc.
BMO Capital Markets Corp.
BNY Mellon Capital Markets, LLC
CIBC World Markets Corp.
Citigroup Global Markets Inc.
HSBC Securities (USA) Inc.
J.P. Morgan Securities Inc.
Mitsubishi UFJ Securities (USA), Inc.
TD Securities (USA) LLC

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the Notes as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on December 7, 2010.

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: 10114926000 – BNY MELLON BOND FUND
2. Anticipated Purchase Date: 8/17/2010
3. Total Net Assets of Account/Fund: 1.46B
4. Type and Description of Security to be Purchased: RBS 5.625% 8/24/20
5. Credit Rating of Security (Rating/Rating Agency: Aa3/A+/AA-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: RBS
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: 1.5B
9. CUSIP: 78010XAE1
10. Amount Purchased by Account/Fund: 1M
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .06%
12. Amount Purchased as a Percentage of Account/Fund Assets: .06%
13. Purchase Price of Securities (If at par, so state): 99.947
14. Commission/Spread Received by Principal Underwriters: .60
15. Yield (as applicable): 5.632
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 5.632

    The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)___; Other__X_____

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does** not **exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive________ Signature [signature] Date 8/17/10

AND

LOB CIO/Designate Name (Print) John Flahive________ Signature [signature] Date 8/17/10

AND

Chief Compliance Officer Name (Print) Katherine Cain_______ Signature [signature] Date 8/17/10

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Intermediate Bond Fund

On September 8, 2010, BNY Mellon Intermediate Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $3,325,000 of American Express Credit Co. 2.75% corporate bonds due 9/15/2015 - Rated: A2/BBB+/A+, CUSIP No.: 0258M0DA4 (the "Bonds") at a purchase price of $99.416 per unit. The Bonds were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate offering the Bonds, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund's purchase of the Bonds. The following is a list of the syndicate's primary members:

Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
RBS Securities Inc.
BNP Paribas Securities Corp.
Credit Suisse Securities (USA) LLC
Mitsubishi UFJ Securities (USA), Inc.
Wells Fargo Securities, LLC
BNY Mellon Capital Markets, LLC
CastleOak Securities, L.P.
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the Bonds as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on December 7, 2010.

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: 10114927000 – BNY MELLON INTERMEDIATE BOND FUND
2. Anticipated Purchase Date: 9/8/2010
3. Total Net Assets of Account/Fund: 996M
4. Type and Description of Security to be Purchased: AMERICAN EXPRESS CREDIT CO. 2.75% 9/15/2015
5. Credit Rating of Security (Rating/Rating Agency): A2/BBB+/A+
6. Name of Underwriting Syndicate Dealer Effecting Transaction: GOLDMAN SACHS
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: 2B
9. CUSIP: 0258M0DA4
10. Amount Purchased by Account/Fund: 3.325M
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .17%
12. Amount Purchased as a Percentage of Account/Fund Assets: .33%
13. Purchase Price of Securities (if at par, so state): 99.416
14. Commission/Spread Received by Principal Underwriters: .5
15. Yield (as applicable): 2.876
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 2.876

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)__; Other__X______

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 9/8/10

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 9/8/10

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 9/8/10

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon New York Intermediate Tax-Exempt Bond Fund

On October 8, 2010, BNY Mellon New York Intermediate Tax-Exempt Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $1,000,000 of Dormitory Authority State of New York Rochester Institute of Technology 5.00% revenue bonds due 7/1/2023 - Rated: A1, CUSIP No.: 6499054N3 (the "Bonds") at a purchase price of $111.543 per unit. The Bonds were purchased from RBC Capital Markets, a member of the underwriting syndicate offering the Bonds, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund's purchase of the Bonds. The following is a list of the syndicate's primary members:

RBC Capital Markets
BNY Mellon Capital Markets, LLC

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the Bonds as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on December 7, 2010.

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: 1018610460 – BNY MELLON NEW YORK INTERMEDIATE TAX EXEMPT FUND
2. Anticipated Purchase Date: 10/8/10
3. Total Net Assets of Account/Fund: $217M
4. Type and Description of Security to be Purchased: NY ST DORM AUTH REVS 5% 7/1/23 ROCHESTER INST TECHNOLOGY
5. Credit Rating of Security (Rating/Rating Agency: A1 MOODYS
6. Name of Underwriting Syndicate Dealer Effecting Transaction: RBC CAPITAL MARKETS
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: 78.085M
9. CUSIP: 6499054N3
10. Amount Purchased by Account/Fund: 1M
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 1.28%
12. Amount Purchased as a Percentage of Account/Fund Assets: .46%
13. Purchase Price of Securities (if at par, so state): 111.543
14. Commission/Spread Received by Principal Underwriters: 375
15. Yield (as applicable): 3.59
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 3.59

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)__; Other__X_____

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- Note: **If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 10/8/10

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 10/8/10

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 10/8/10

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Bond Fund

On November 8, 2010, BNY Mellon Bond Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $3,000,000 of Boston Properties LP 4.125% senior notes due 5/15/2021 - Rated: Baa2/A-/BBB, CUSIP No.: 10112RAS3 (the "Notes") at a purchase price of $99.26 per unit. The Notes were purchased from Deutsche Bank, a member of the underwriting syndicate offering the Notes, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund's purchase of the Notes. The following is a list of the syndicate's primary members:

Citi	
Deutsche Bank Securities	J.P. Morgan
Morgan Stanley	US Bancorp
Wells Fargo Securities	BNY Mellon Capital Markets, LLC
Capital One Southcoast	COMMERZBANK
Mitsubishi UFJ Securities	PNC Capital Markets LLC
RBS	Scotia Capital
SunTrust Robinson Humphrey	TD Securities

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the Notes as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on March 8-9, 2011.

EXHIBIT B
PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: 10114926000 BNY MELLON BOND FUND
2. Anticipated Purchase Date: 11/8/2010
3. Total Net Assets of Account/Fund: $1.4B
4. Type and Description of Security to be Purchased: BOSTON PROPERTIES LP 4.125% 5/15/2021
5. Credit Rating of Security (Rating/Rating Agency): Baa2/A-/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction: DEUTSCHE BANK
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $850M
9. CUSIP: 10112RAS3
10. Amount Purchased by Account/Fund: $3M
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .35%
12. Amount Purchased as a Percentage of Account/Fund Assets: .21%
13. Purchase Price of Securities (if at par, so state): 99.26
14. Commission/Spread Received by Principal Underwriters: .50
15. Yield (as applicable): 4.21%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 4.21%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)______; BNY Mellon, NA (Wealth Management)__; Other__X_____

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 1/24/11
AND
LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 1/24/11
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 1/24/11

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Bond Fund
- BNY Mellon Intermediate Bond Fund
- BNY Mellon Balanced Fund

On November 9, 2010, BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Balanced Fund (collectively, the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), purchased $10,550,000, $7,225,000 and $950,000, respectively, of Time Warner Cable Inc. 4.125% corporate bonds due 2/15/2021 - Rated: Baa2/BBB/BBB, CUSIP No.: 88732JAX6 (the "Bonds") at a purchase price of $99.369 per unit. The Bonds were purchased from RBS, a member of the underwriting syndicate offering the Bonds, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Funds' investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds' purchase of the Bonds. The following is a list of the syndicate's primary members:

.

BNP Paribas
Morgan Stanley
BofA Merrill Lynch
Barclays Capital
Credit Suisse
Citi
RBS
Mizuho Securities USA Inc.
Credit Agricole CIB

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Funds' purchase of the Bonds as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on March 8-9, 2011.

EXHIBIT B
PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: 10114926000 BNY MELLON BOND FUND
2. Anticipated Purchase Date: 11/9/2010
3. Total Net Assets of Account/Fund: $1.4B
4. Type and Description of Security to be Purchased: TIME WARNER CABLE INC. 4.125% 2/15/2021
5. Credit Rating of Security (Rating/Rating Agency): Baa2/BBB/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction: RBS
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $700M
9. CUSIP: 88732JAX6
10. Amount Purchased by Account/Fund: $10.55M
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 1.51%
12. Amount Purchased as a Percentage of Account/Fund Assets: .73%
13. Purchase Price of Securities (if at par, so state): 99.369
14. Commission/Spread Received by Principal Underwriters: .50
15. Yield (as applicable): 4.20%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 4.20%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)__; Other__X_____

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management
AND
LOB Portfolio Manager Name (Print) John Flahive Signature ________ Date 1/24/11
AND
LOB CIO/Designate Name (Print) John Flahive Signature ________ Date 1/24/11
AND
Chief Compliance Officer Name (Print) Katherine Cain Signature ________ Date 1/24/11

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: 10114927000 BNY MELLON INTERMEDIATE BOND FUND
2. Anticipated Purchase Date: 11/9/2010
3. Total Net Assets of Account/Fund: $990M
4. Type and Description of Security to be Purchased: TIME WARNER CABLE INC. 4.125% 2/15/2021
5. Credit Rating of Security (Rating/Rating Agency): Baa2/BBB/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction: RBS
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $700M
9. CUSIP: 88732JAX6
10. Amount Purchased by Account/Fund: $7.225M
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 1.03%
12. Amount Purchased as a Percentage of Account/Fund Assets: .73%
13. Purchase Price of Securities (if at par, so state): 99.369
14. Commission/Spread Received by Principal Underwriters: .50
15. Yield (as applicable): 4.20%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 4.20%

    The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)__; Other__X_____

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—If so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 1/24/11

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 1/24/11

AND

Chief Compliance Officer Name (Print) Ketherine Cain Signature [signature] Date 1/24/11

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: 10114921000 BNY MELLON BALANCED BOND FUND
2. Anticipated Purchase Date: 11/9/2010
3. Total Net Assets of Account/Fund: $3.96M
4. Type and Description of Security to be Purchased: TIME WARNER CABLE INC. 4.125% 2/15/2021
5. Credit Rating of Security (Rating/Rating Agency): Baa2/BBB/BBB
6. Name of Underwriting Syndicate Dealer Effecting Transaction: RBS
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $700M
9. CUSIP: 88732JAX6
10. Amount Purchased by Account/Fund: $950,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .14%
12. Amount Purchased as a Percentage of Account/Fund Assets: .24%
13. Purchase Price of Securities (if at par, so state): 99.369
14. Commission/Spread Received by Principal Underwriters: .50
15. Yield (as applicable): 4.20%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 4.20%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)__; Other__X_____

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?*
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 1/24/11

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 1/24/11

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 1/24/11

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST

- BNY Mellon Large Cap Stock Fund
- BNY Mellon Income Stock Fund
- BNY Mellon U.S. Core Equity 130/30 Fund
- BNY Mellon Balanced Fund

On November 18, 2010, BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund and BNY Mellon Balanced Fund (collectively, the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), purchased $153,150, $9,960, $25,230 and $15,390, respectively, of LPL Investment Holdings common stock, CUSIP No.: 50213H100 (the "Stock") at a purchase price of $30.00 per unit. The Stock was purchased from Goldman, Sachs & Co., a member of the underwriting syndicate offering the Stock, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Funds' investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds' purchase of the Stock. The following is a list of the syndicate's primary members:

.

Goldman, Sachs & Co.	Morgan Stanley
BofA Merrill Lynch	J.P. Morgan
Sanford C. Bernstein	Citi
UBS Investment Bank	William Blair & Compnay
Keefe, Bruyette & Woods	Lazard Capital Markets
Macquarie Capital	Sandler O'Neill & Partners, L.P.

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Funds' purchase of the Stock as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on March 8-9, 2011.

PRE-PURCHASE APPROVAL FORM- PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

109. Account/Fund Name: BNY Mellon Large Cap Stock Fund

110. Anticipated Purchase Date: 11/18/10

111. Total Net Assets of Account/Fund:$ $1,348,325,823.19

112. Type and Description of Security to be Purchased: LPL Investment Holdings (LPLA)

113. Credit Rating of Security (Rating/Rating Agency): n/a

114. Name of Underwriting Syndicate Dealer Effecting Transaction: Goldman Sachs

115. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets

116. Issue Size: 469,724,460

117. CUSIP: 50213H100

106. Amount Purchased by Account/Fund: 153,150

107. Percentage of Principal Amount of Offering Purchased by Account/Fund: .032604%

108. Amount Purchased as a Percentage of Account/Fund Assets: .01%

109. Purchase Price of Securities (if at par, so state): $ 30

110. Commission/Spread Received by Principal Underwriters: $0.225 per share

111. Yield (as applicable): n/a

112. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase n/a

113. The Affiliated Purchase Should be Reported to the BOD of which Entities: Bank of New York Mellon, N.A.______;

Other (Describe) Dreyfus

Mutual Fund Purchases Only:

73. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
74. Was Security Purchased on Offer Date? (Must be Yes): Yes
75. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
76. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
77. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
78. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will** not **be designated** as a "**group sale**" or **otherwise allocated to the affiliated underwriter's account and the purchase of these securities will** not **benefit a direct** or **indirect affiliate entity** of **Mellon**.
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does** not **exceed 5%** of **the entire offering**.
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box x if Exhibit E is required—If so, please complete and submit.**

LOB Asset Management Unit (Print) **The Boston Company Asset Management, LLC**

LOB Portfolio Manager Name (Print): Sean Fitzgibbon Signature: [signature] Date: as of 11/18/10

AND

LOB/CIO/COO Name (Print): John Truschel Signature: [signature] Date: as of 11/18/10

AND

Chief Compliance Officer Name (Print): Jennifer Cassedy Signature: [signature] Date: as of 11/18/10

PRE-PURCHASE APPROVAL FORM- PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

100. Account/Fund Name: BNY Mellon Income Stock Fund

101. Anticipated Purchase Date: 11/18/10

102. Total Net Assets of Account/Fund: $ 87,751,419.21

103. Type and Description of Security to be Purchased: LPL Investment Holdings (LPLA)

104. Credit Rating of Security (Rating/Rating Agency): n/a

105. Name of Underwriting Syndicate Dealer Effecting Transaction: Goldman Sachs

106. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets

107. Issue Size: 469,724,460

108. CUSIP: 50213H100

98. Amount Purchased by Account/Fund: 9,960

99. Percentage of Principal Amount of Offering Purchased by Account/Fund: .002120%

100. Amount Purchased as a Percentage of Account/Fund Assets: .01%

101. Purchase Price of Securities (if at par, so state): $ 30

102. Commission/Spread Received by Principal Underwriters: $0.225 per share

103. Yield (as applicable): n/a

104. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase n/a

105. The Affiliated Purchase Should be Reported to the BOD of which Entities: Bank of New York Mellon, N.A.______;

Other (Describe) Dreyfus

Mutual Fund Purchases Only:

67. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
68. Was Security Purchased on Offer Date? (Must be Yes): Yes
69. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
70. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
71. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
72. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box x if Exhibit E is required—If so, please complete and submit.**

LOB Asset Management Unit (Print) The Boston Company Asset Management, LLC

AND

LOB Portfolio Manager Name (Print): Brian Ferguson Signature: ______ Date: as of 11/18/10

AND

LOB/CIO/COO Name (Print): John Truschel Signature: ______ Date: as of 11/18/10

AND

Chief Compliance Officer Name (Print): Jennifer Cassedy Signature: ______ Date: as of 11/18/10

PRE-PURCHASE APPROVAL FORM- PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

118. Account/Fund Name: BNY Mellon US Core Equity 130/30 Fund

119. Anticipated Purchase Date: 11/18/10

120. Total Net Assets of Account/Fund: $ $223,606,363.83

121. Type and Description of Security to be Purchased: LPL Investment Holdings (LPLA)

122. Credit Rating of Security (Rating/Rating Agency): n/a

123. Name of Underwriting Syndicate Dealer Effecting Transaction: Goldman Sachs

124. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets

125. Issue Size: 469,724,460

126. CUSIP: 50213H100

114. Amount Purchased by Account/Fund: 25,230

115. Percentage of Principal Amount of Offering Purchased by Account/Fund: .005371%

116. Amount Purchased as a Percentage of Account/Fund Assets: .01%

117. Purchase Price of Securities (if at par, so state): $ 30

118. Commission/Spread Received by Principal Underwriters: $0.225 per share

119. Yield (as applicable): n/a

120. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase n/a

121. The Affiliated Purchase Should be Reported to the BOD of which Entities: Bank of New York Mellon, N.A._____;

Other (Describe) Dreyfus

Mutual Fund Purchases Only:

79. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
80. Was Security Purchased on Offer Date? (Must be Yes): Yes
81. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
82. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
83. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
84. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?*

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering**.
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box x if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **The Boston Company Asset Management, LLC**

LOB Portfolio Manager Name (Print): Sean Fitzgibbon Signature: [signature] Date: as of 11/18/10

AND

LOB/CIO/COO Name (Print): John Truschel Signature: [signature] Date: as of 11/18/10

AND

Chief Compliance Officer Name (Print): Jennifer Cassedy Signature: [signature] Date: as of 11/18/10

PRE-PURCHASE APPROVAL FORM- PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

91. Account/Fund Name: BNY Mellon Balanced Fund
92. Anticipated Purchase Date: 11/18/10
93. Total Net Assets of Account/Fund:$ $135,513,998.28
94. Type and Description of Security to be Purchased: LPL Investment Holdings (LPLA)
95. Credit Rating of Security (Rating/Rating Agency): n/a
96. Name of Underwriting Syndicate Dealer Effecting Transaction: Goldman Sachs
97. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets
98. Issue Size: 469,724,460
99. CUSIP: 50213H100
90. Amount Purchased by Account/Fund: 15,390
91. Percentage of Principal Amount of Offering Purchased by Account/Fund: .003276%
92. Amount Purchased as a Percentage of Account/Fund Assets: .01%
93. Purchase Price of Securities (if at par, so state): $30
94. Commission/Spread Received by Principal Underwriters: $0.225 per share
95. Yield (as applicable): n/a
96. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase n/a
97. The Affiliated Purchase Should be Reported to the BOD of which Entities: Bank of New York Mellon, N.A______;

Other (Describe) Dreyfus

Mutual Fund Purchases Only:
61. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
62. Was Security Purchased on Offer Date? (Must be Yes): Yes
63. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
64. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
65. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
66. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box x if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **The Boston Company Asset Management, LLC**

LOB Portfolio Manager Name (Print): Sean Fitzgibbon Signature:________________ Date: as of 11/18/10
AND

LOB/CIO/COO Name (Print): John Truschel Signature:________________ Date: as of 11/18/10
AND
Chief Compliance Officer Name (Print): Jennifer Cassedy Signature: Date: as of 11/18/10

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Large Cap Stock Fund
- BNY Mellon Income Stock Fund
- BNY Mellon U.S. Core Equity 130/30 Fund
- BNY Mellon Balanced Fund

On November 18, 2010, BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund and BNY Mellon Balanced Fund (collectively, the "Funds"), each a series of BNY Mellon Funds Trust (the "Trust"), purchased $1,911,789, $124,278, $315,018 and $191,961, respectively, of General Motors common stock, CUSIP No.: 37045V100 (the "Stock") at a purchase price of $33.00 per unit. The Stock was purchased from J.P. Morgan, a member of the underwriting syndicate offering the Stock, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Funds' investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Funds' purchase of the Stock. The following is a list of the syndicate's primary members:

.

Morgan Stanley	J.P. Morgan
BofA Merrill Lynch	Citi
Barclays Capital	Credit Suisse
Deutsche Bank Securities	Goldman, Sachs & Co.
RBC Capital Markets	Bradesco BBI
CIBC	COMMERZBANK
BNY Mellon Capital Markets, LLC	ICBC International
Itau BBA	Lloyds TSB Corporate Markets
CICC	Loop Capital Markets
The Williams Capital Group, L.P.	Soleil Securities Corporation

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Funds' purchase of the Stock as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on March 8-9, 2011.

PRE-PURCHASE APPROVAL FORM- PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon Large Cap Stock Fund
2. Anticipated Purchase Date: 11/18/10
3. Total Net Assets of Account/Fund: $ 1,348,325,823.19
4. Type and Description of Security to be Purchased: General Motors (GM)
5. Credit Rating of Security (Rating/Rating Agency): n/a
6. Name of Underwriting Syndicate Dealer Effecting Transaction: JP Morgan
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets
8. Issue Size: 15,774,000,000
9. CUSIP: 37045V100
10. Amount Purchased by Account/Fund: 1,911,789
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .01212%
12. Amount Purchased as a Percentage of Account/Fund Assets: .14%
13. Purchase Price of Securities (if at par, so state): $ 33
14. Commission/Spread Received by Principal Underwriters: $0.1485 per share
15. Yield (as applicable): n/a
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase n/a
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Bank of New York Mellon, N.A.____;

    Other (Describe) Dreyfus

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box x if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **The Boston Company Asset Management, LLC**

AND

LOB Portfolio Manager Name (Print): Sean Fitzgibbon Signature:________________ Date: as of 11/18/10

AND

LOB/CIO/COO Name (Print): John Truschel Signature:________________ Date: as of 11/18/10

AND

Chief Compliance Officer Name (Print): Jennifer Cassedy Signature:________________ Date: as of 11/18/10

PRE-PURCHASE APPROVAL FORM- PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

t. Account/Fund Name: BNY Mellon Income Stock Fund

2. Anticipated Purchase Date: t t/18/ t0

3. Total Net Assets of Account/Fund: $ 87,751,4 t9.2 t

4. Type and Description of Security to be Purchased: General Motors (GM)

5. Credit Rating of Security (Rating/Rating Agency): n/a

6. Name of Underwriting Syndicate Dealer Effecting Transaction: JP Morgan

7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets

8. Issue Size: t5,774,000,000

9. CUSIP: 37045V t00

t0. Amount Purchased by Account/Fund: t24,278

tt. Percentage of Principal Amount of Offering Purchased by Account/Fund: .000788%

t2. Amount Purchased as a Percentage of Account/Fund Assets: t4%

t3. Purchase Price of Securities (if at par, so state): $ 33

t4. Commission/Spread Received by Principal Underwriters: $0. t485 per share

t5. Yield (as applicable): n/a

t6. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase n/a

t7. The Affiliated Purchase Should be Reported to the BOD of which Entities: Bank of New York Mellon, N.A.____;

Other (Describe) Dreyfus

Mutual Fund Purchases Only:

t. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering**.
- The adviser has determined that the securities purchased are in accordance with Rule t0f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box x if Exhibit E is required—If so, please complete and submit.**

LOB Asset Management Unit (Print) The Boston Company Asset Management, LLC

AND

LOB Portfolio Manager Name (Print): Brian Ferguson Signature:____________________ Date: as of 11/18/10

AND

LOB/CIO/COO Name (Print): John Truschel Signature:____________________ Date: as of 11/18/10

AND

Chief Compliance Officer Name (Print): Jennifer Cassedy Signature:____________________ Date: as of 11/18/10

PRE-PURCHASE APPROVAL FORM- PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: Mellon US Core Equity 130/30 Fund
2. Anticipated Purchase Date: 11/18/10
3. Total Net Assets of Account/Fund: $ 223,603,363.83
4. Type and Description of Security to be Purchased: General Motors (GM)
5. Credit Rating of Security (Rating/Rating Agency): n/a
6. Name of Underwriting Syndicate Dealer Effecting Transaction: JP Morgan
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets
8. Issue Size: 15,774,000,000
9. CUSIP: 37045V100
10. Amount Purchased by Account/Fund: 315,018
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .001997%
12. Amount Purchased as a Percentage of Account/Fund Assets: .14%
13. Purchase Price of Securities (if at par, so state): $ 33
14. Commission/Spread Received by Principal Underwriters: $0.1485 per share
15. Yield (as applicable): n/a
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase n/a
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Bank of New York Mellon, N.A.____;

    Other (Describe) Dreyfus

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box x if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **The Boston Company Asset Management, LLC**

AND

LOB Portfolio Manager Name (Print): Sean Fitzgibbon Signature: [signature] Date: as of 11/18/10

AND

LOB/CIO/COO Name (Print): John Truschel Signature: [signature] Date: as of 11/18/10

AND

Chief Compliance Officer Name (Print): Jennifer Cassedy Signature: [signature] Date: as of 11/18/10

PRE-PURCHASE APPROVAL FORM- PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

t. Account/Fund Name: BNY Mellon Balanced Fund

2. Anticipated Purchase Date: tt/t8/t0

3. Total Net Assets of Account/Fund: $ t35,5t3,998.28

4. Type and Description of Security to be Purchased: General Motors (GM)

5. Credit Rating of Security (Rating/Rating Agency): n/a

6. Name of Underwriting Syndicate Dealer Effecting Transaction: JP Morgan

7. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capital Markets

8. Issue Size: t5,774,000,000

9. CUSIP: 37045Vt00

t0. Amount Purchased by Account/Fund: t9t,96t

tt. Percentage of Principal Amount of Offering Purchased by Account/Fund: .00t2t7%

t2. Amount Purchased as a Percentage of Account/Fund Assets: .t4%

t3. Purchase Price of Securities (if at par, so state): $ 33

t4. Commission/Spread Received by Principal Underwriters: $0.t485 per share

15. Yield (as applicable): n/a

t6. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase n/a

t7. The Affiliated Purchase Should be Reported to the BOD of which Entities: Bank of New York Mellon, N.A.____;

Other (Describe) Dreyfus

Mutual Fund Purchases Only:

t. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?*

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule t0f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box x if Exhibit E is required—If so, please complete and submit.**

LOB Asset Management Unit (Print) The Boston Company Asset Management, LLC

AND

LOB Portfolio Manager Name (Print): Sean Fitzgibbon Signature:________ Date: as of 11/18/10

AND

LOB/CIO/COO Name (Print): John Truschel Signature:________ Date: as of 11/18/10

AND

Chief Compliance Officer Name (Print): Jennifer Cassedy Signature: Date: as of 11/18/10

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Income Stock Fund

On November 18, 2010, BNY Mellon Income Stock Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased $55,000 of General Motors preferred stock, CUSIP No.: 37045V209 (the "Stock") at a purchase price of $50.00 per unit. The Stock was purchased from J.P. Morgan, a member of the underwriting syndicate offering the Notes, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund's purchase of the Stock. The following is a list of the syndicate's primary members:

Morgan Stanley
J.P. Morgan
BofA Merrill Lynch
Citi
Deutsche Bank Securities
Bradesco BBI
COMMERZBANK
ICBC International
Lloyds TSB Corporate Markets
Loop Capital Markets
Soleil Securities Corporation
Goldman, Sachs & Co.
Barclays Capital
Credit Suisse
RBC Capital Markets
CIBC
BNY Mellon Capital Markets, LLC
Itau BBA
CICC
The Williams Capital Group, L.P.

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the Stock as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on March 8-9, 2011.

PRE-PURCHASE APPROVAL FORM- PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

18. Account/Fund Name: BNY Mellon Income Stock Fund
19. Anticipated Purchase Date: 11/18/10
20. Total Net Assets of Account/Fund: $ 87,751,419.21
21. Type and Description of Security to be Purchased: General Motors Preferred Stock
22. Credit Rating of Security (Rating/Rating Agency): n/a
23. Name of Underwriting Syndicate Dealer Effecting Transaction: JP Morgan
24. Name of Affiliated Underwriter in Underwriting Syndicate: BNY Mellon Capitel Markets
25. Issue Size: 4,350,000,000
26. CUSIP: 37045V209
27. Amount Purchased by Account/Fund: 55,000
28. Percentage of Principal Amount of Offering Purchased by Account/Fund: .001%
29. Amount Purchased as a Percentage of Account/Fund Assets: .06%
30. Purchase Price of Securities (if at par, so state): $ 50
31. Commission/Spread Received by Principal Underwriters: $0.825 per share
32. Yield (as applicable): n/a
33. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase n/a
34. The Affiliated Purchase Should be Reported to the BOD of which Entities: Bank of New York Mellon, N.A.______;

Other (Describe) Dreyfus

Mutual Fund Purchases Only:

7. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
8. Was Security Purchased on Offer Date? (Must be Yes): Yes
9. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
10. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
11. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
12. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes):Yes

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) X

This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box x if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) **The Boston Company Asset Management, LLC**

AND

LOB Portfolio Manager Name (Print): Brian Ferguson Signature:________________ Date: as of 11/18/10

AND

LOB/CIO/COO Name (Print): John Truschel Signature:________________ Date: as of 11/18/10

AND

Chief Compliance Officer Name (Print): Jennifer Cassedy Signature:________________ Date: as of 11/18/10

Sub-Item 77O
Rule 10f-3 Transaction

BNY MELLON FUNDS TRUST
- BNY Mellon Municipal Opportunities Fund

On November 19, 2010, BNY Mellon Municipal Opportunities Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), purchased 4,500,000 of State of California 7.6% various purpose general obligation bonds due 11/1/2040 - Rated: A1/A-/A-, CUSIP No.: 13063BJC7 (the "Bonds") at a purchase price of $100.949 per unit. The Bonds were purchased from Citigroup, a member of the underwriting syndicate offering the Bonds, from its account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, also was a member of the syndicate but received no benefit in connection with the transaction. No other members of the syndicate received any economic benefit from the Fund's purchase of the Bonds. The following is a list of the syndicate's primary members:

Citi
Siebert Brandford Shank & Co., LLC
Barclays Capital
BNY Mellon Capital Markets, LLC
Brandis Tallman LLC
City National Securities, Inc
Estrada Hinojosa & Company, Inc.
Goldman, Sachs & Co.
Greencoast Capital Partners LLC
J.P. Morgan
Morgan Stanley
RH Investment Corporation
Southwest Securities, Inc.
Stone & Youngberg
Touissant Capital Partners, LLC
Wells Fargo Securities
Wuff, Hansen & Co.
RBC Capital Markets
Backstrom McCarley Berry & Co., LLC
BMO Capital Markets GKST Inc.
BofA Merrill Lynch
Cabrera Capital Markets, LLC
De La Rosa & Co.
Fidelity Capital Markets
Great Pacific Securities
Goldman, Sachs & Co.
MFR Securities, Inc.
Prager, Sealy & Co., LLC
Seattle-Northwest Securities Corporation
Stinson Securities, LLC
The Williams Capital Group, L.P.
Wedbush Securities
Westhoff, Cone & Holmstedt

Accompanying this statement are materials presented to the Board of Trustees of the Trust, which ratified the Fund's purchase of the Bonds as being in compliance with the Trust's Rule 10f-3 Procedures at the Trust's Board meeting held on March 8-9, 2011.

EXHIBIT B

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: BNY MELLON MUNICIPAL OPPORTUNITIES FUND
2. Anticipated Purchase Date: 11/19/2010
3. Total Net Assets of Account/Fund: $360M
4. Type and Description of Security to be Purchased: CALIFORNIA ST GO 7.6% 11/1/2040 BAB'S
5. Credit Rating of Security (Rating/Rating Agency): A1/A-/A-
6. Name of Underwriting Syndicate Dealer Effecting Transaction: CITIGROUP
7. Name of Affiliated Underwriter in Underwriting Syndicate: BNYMCM
8. Issue Size: $3.275B
9. CUSIP: 13063BJC7
10. Amount Purchased by Account/Fund: $4.5M
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: .137%
12. Amount Purchased as a Percentage of Account/Fund Assets: 1.248%
13. Purchase Price of Securities (if at par, so state): 100.949
14. Commission/Spread Received by Principal Underwriters: .5
15. Yield (as applicable): 7.519%
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase : 7.519%

The Affiliated Purchase Should be Reported to the BOD of which Entities: The Bank of New York Mellon (Asset Management)_______; BNY Mellon, NA (Wealth Management)__; Other___X____

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): YES
2. Was Security Purchased on Offer Date? (Must be Yes): YES
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): YES
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): YES
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): NO
6. Was the Commission or Spread paid reasonable as compared toTransactions with non-affiliated Parties?(Must be Yes): YES

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) ☑

- This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?
- **This purchase will not be designated as a "group sale" (i.e., affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share **of equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities are limited to 25% of the offering.**
- **Note: If transaction pertains to an account governed by ERISA, Exhibit E, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit E is required—if so, please complete and submit.**

LOB Asset Management Unit (Print) Wealth Management

AND

LOB Portfolio Manager Name (Print) John Flahive Signature [signature] Date 2/16/2011

AND

LOB CIO/Designate Name (Print) John Flahive Signature [signature] Date 2/16/2011

AND

Chief Compliance Officer Name (Print) Katherine Cain Signature [signature] Date 2/16/2011